Exhibit 99.1

Zymeworks Announces Appointment of Derek J. Miller to its Board of Directors

Vancouver, British Columbia (April 10, 2023) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing novel, multifunctional biotherapeutics, today announced the appointment of Derek J. Miller to its board of directors effective April 10, 2023. Mr. Miller brings extensive commercial, corporate and business development, and senior leadership experience in oncology to the Zymeworks board of directors.

“Derek brings over two decades of strategic, operational and commercial leadership and deep experience in oncology to the Zymeworks board,” said Kenneth Galbraith, Chair and CEO of Zymeworks. “His guidance and expertise will be an important asset for us as we work with our collaboration partners, Jazz Pharmaceuticals and BeiGene, on development and commercialization of zanidatamab while rapidly advancing and expanding our early clinical and preclinical pipeline of novel antibody-drug conjugates (ADC) and multispecific antibodies.”

“Zymeworks is at an exciting and important point in its development as a leader in the multispecific and ADC space and I am thrilled to be able to help support the company as it continues to advance down this path,” said Mr. Miller. “I look forward to collaborating with the talented team and leveraging my insights across corporate development and commercial strategy in support of our important mission to make a meaningful difference in the lives of patients across the globe impacted by difficult to treat cancers.”

Mr. Miller has been a leader in the biotechnology and pharmaceutical sector for more than 25 years with experience in corporate development, business development and global commercial strategy. He is an independent commercial and business development consultant who advises early to late-stage companies developing platforms and assets for oncology and ultra-rare diseases. He also currently serves as the Chief Executive Officer of a cell and gene therapy imaging startup venture, spun out from the University of Pennsylvania. Previously, he served as Chief Business Officer of Aro Biotherapeutics, a spinout of Janssen Pharmaceuticals, leading numerous strategic and operational initiatives including a transformative collaboration with Ionis with potential revenues of up to $1.4 billion. Mr. Miller also previously served as Chief Business Officer of Celator Pharmaceuticals, where he led the development of their pipeline and business development strategy until its acquisition by Jazz Pharmaceuticals in 2016 for cash proceeds of approximately $1.5 billion. Prior to Celator Pharmaceuticals, Mr. Miller held a variety of marketing, sales, and market access roles with Genentech, Centocor, and GSK. Mr. Miller is a member of the Board of Trustees for the Eastern Pennsylvania Chapter of the Leukemia and Lymphoma Society and serves as a mentor for the Villanova School of Business. He received an M.B.A. from Villanova University and Bachelor of Arts and Science degree from the University of Delaware.

About Zymeworks Inc.

Zymeworks Inc. (Nasdaq: ZYME) is a global biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference for people impacted by difficult-to-treat cancers and other serious diseases. Zymeworks’ complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using Zymeworks’ proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz), granting each of BeiGene and Jazz with exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab is currently being evaluated in global Phase 1, Phase 2, and Phase 3 clinical trials, including certain ongoing pivotal clinical trials as a treatment for patients with HER2-expressing cancers. Zymeworks’ next clinical candidate, zanidatamab zovodotin (ZW49), is a HER2-targeted bispecific antibody-drug conjugate (ADC) developed using Zymeworks’ proprietary Azymetric™ and ZymeLink™ Auristatin technologies. Zanidatamab zovodotin is currently being evaluated in a Phase 1 clinical trial for patients with a variety of HER2-expressing, HER2-amplified or HER2-mutant cancers. Zymeworks is also advancing a deep pipeline of product candidates based on its experience and capabilities in both ADC and multispecific antibodies (MSAT). In addition to Zymeworks’ wholly owned pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; Zymeworks’ expectations regarding implementation of its strategic priorities, including those with respect to its pipeline and R&D strategy; timing of milestones with respect to zanidatamab, ZW49 and other potential product candidates; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the ability to advance product candidates into later stages of development; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for its year ended December 31, 2022 (a copy of which may be obtained at www.sec.gov and www.sedar.com).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor Inquiries:

Jack Spinks

Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Diana Papove

Director, Corporate Communications

(604) 678-1388

media@zymeworks.com